SECURITIES AND EXCHANGE COMMISSION
                          	WASHINGTON, D.C. 20549


                           ----------------------


                                 	FORM 8-K


                             	CURRENT REPORT
                 	PURSUANT TO SECTION 13 OR 15(d) OF THE
                     	SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of Earliest Event Reported):  February 7, 1995





                          STIFEL FINANCIAL CORP.
         	(Exact Name of Registrant as specified in its Charter)


       Delaware         	            1-9305            	    43-1273600
(State of Incorporation)   	(Commission File Number)     	(IRS Employer
                                                       			Identification No.)



                            	500 North Broadway
                     St. Louis, Missouri  63102-2188
       (Address of principal executive offices including zip code)




        	                     (314) 342-2000
          	(Registrant's telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

     		(a)	Financial Statements of Businesses Acquired.

         		None.

     		(b)	Pro Forma Financial Information.

         		None.

     		(c)	Exhibits.

         		Exhibit 99(a):  Press Release dated February 7, 1995 announcing an agreement to sell the assets of the Oklahoma division of Stifel,
           Nicolaus & Company, Incorporated (a wholly-owned subsidiary of
           Stifel Financial Corp.) to Capital West Securities, Inc. ("Capital
           West Securities"), an Oklahoma corporation and a wholly-owned subsidiary of Capital West Financial Corporation, an Oklahoma
           corporation.


                                 	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      	STIFEL FINANCIAL CORP.


Date February 21, 1995		               By:	/s/ Mark D. Knott
                                     						Mark D. Knott
                                     						Chief Financial Officer

                                	Exhibit Index



                                                  									Sequential
Exhibit No.		           Description		                     		Page No.
- -----------          ------------------                    ----------

   99(a)		   		Press Release dated February 7, 1995	           4